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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Capital Media Group Limited (the "Company") for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Alain Krzentowski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ Alain Krzentowski
                                                         -----------------------
                                                         Alain Krzentowski
                                                         Chief Executive Officer
                                                         December 20, 2002